EXHIBIT 99.2
                                                                   ------------

                                    AMENDMENT
                                       TO
               AGREEMENT OF PURCHASE AND SALE OF ASSETS AND STOCK

         THIS AMENDMENT TO AGREEMENT OF PURCHASE AND SALE OF ASSETS AND STOCK (this "Amendment"), is made as of September 30, 1998, by and between ILLINOIS TOOL WORKS INC., a Delaware corporation ("Purchaser"), and BINKS SAMES CORPORATION, a Delaware corporation ("Seller").

                              W I T N E S S E T H:

         WHEREAS, Purchaser and Seller have previously entered into that certain Agreement of Purchase and Sale of Assets and Stock dated August 31, 1998 (the "Agreement"); and

         WHEREAS, Purchaser and Seller desire to amend the Agreement in certain respects, as provided herein.

         NOW, THEREFORE, in consideration of the premises and the other agreements contained herein and in the Agreement, the parties hereto hereby agree as follows:

1.       AMENDMENTS TO AGREEMENT.
         -----------------------

         1.1 All references in the Agreement and in any Schedule to "Binks Sames International, S.A." are hereby amended to refer to "Binks Sames, S.A."

         1.2 Section 1.2 of the Agreement is hereby amended to add the following:

                           1.2.15 all rights in and to the bank accounts listed on Schedule 1.2.15.

         1.3 Section 1.5 of the Agreement is hereby amended to add the following:

                           1.5.1.4 Any and all liabilities, obligations and commitments relating to, incurred or arising under any of the foreign loan documents listed on Schedule
                           1.5.1.4 as of the Closing Date (the "Foreign Debt"). For purposes of this Section 1.5.1.4, the parties acknowledge and agree that as the exact amount of Foreign Debt is not determinable on the Closing Date, such amount shall be estimated on the Closing Date with a final accounting and adjustment to occur concurrently with the Purchase Price adjustment in accordance with the provisions of Section 2.3 to reflect the exact amount of Foreign Debt assumed by Purchaser on the Closing Date. For purposes of calculating the estimated Foreign Debt assumed by Purchaser hereunder, the parties agree to use the applicable conversion values set forth in the Wall Street Journal on the day preceding the

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                           Closing Date. For purposes of the final accounting
                           and adjustments to Foreign Debt, the parties agree to use the applicable conversion values set forth in the Wall Street Journal on the Closing Date. The Foreign Debt shall not be included as a liability on the Closing Balance Sheet. If Seller or an affiliate of Seller which is not being sold to Purchaser hereunder has guaranteed any Foreign Debt, Purchaser will promptly obtain releases of all such guarantees following the Closing.

         1.4 The last sentence of Section 6.11 of the Agreement is hereby deleted and the following is inserted in its place:

                           The payment to be made at Closing has been agreed upon and is reflected in an attachment to the Reconciliation of Purchase Price and Funds Flow Memorandum. Until a final accounting is prepared as discussed in the following sentence, all intercompany payables will be paid within sixty (60) days of the applicable invoice date unless, with respect to outstanding projects, the parties have entered into a written agreement which provides for different terms. A final accounting will be based upon the Closing Balance Sheet to be prepared in accordance with the provisions of Section 2.3 hereof and payment shall be made when the Closing Balance Sheet becomes final. To the extent any disputed items are included in the payment at Closing or otherwise exist as of the Closing, such items will be reconciled in the Closing Balance Sheet.

         1.5 Section 6.16 of the Agreement is hereby deleted in its entirety and restated to read as follows:

                           Binks Sames Scandinavia AB. Prior to or concurrently with the Closing, the Seller shall cause Binks Sames
                           (UK) Ltd. to transfer all of the issued and outstanding shares of the capital stock of Binks Sames Scandinavia AB (the "Binks Scandinavia Shares") to Seller in consideration for the cancellation of US$550,000 of the outstanding payables balance owed by Binks Sames (UK) Ltd. to Binks Sames Corporation on the Closing Date. Following the Closing, Purchaser shall cause Midland Bank Plc to release its lien on the Binks Scandinavia Shares.

         1.6 Section 9.1 of the Agreement is hereby amended by adding the following:

                           9.1.6 Any and all losses, liabilities or damages suffered or incurred by Purchaser by reason of or in connection with any claims of retirees under the Executive Retirement Income Contracts.

         1.7 Section 10.1 of the Agreement is hereby deleted in its entirety and restated to read as follows:

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                           10.1 Term. Purchaser's right to indemnification under
                           Section 9 shall apply with respect to the matters covered by Section 9.1, or elsewhere pursuant to this Agreement only to those matters, written notice of which shall have been delivered by hand or by mail not later than two (2) years, except that: (i) with respect to any tax liability or expense covered by
                           Section 3.7, such right shall apply until the expiration of the applicable statutes of limitation or until six (6) months after the assessment of taxes has become final with respect to taxes related to Acquisition Assets located outside the United States or owned by a Foreign Subsidiary; (ii) with respect to the breach of any environmental warranty covered under Section 3.22, such right shall apply until September 30, 2003; and (iii) with respect to claims under any Executive Retirement Income Contract, such right shall apply until the earlier of (x) the expiration of the all of the Executive Retirement Income Contracts, or (y) the full funding of the Rabbi Trust.

         1.8 Section 15.5 of the Agreement is hereby amended by adding the following at the end of the first sentence:

                           The parties hereby acknowledge that all Provincial Sales Taxes ("PST") applicable in Ontario and British Columbia are the obligation of the Purchaser and are required to be remitted by the Seller no later than the end of the calendar month following the Closing Date (the "Filing Deadline"). The parties further acknowledge that no Goods and Service Tax ("GST") shall be imposed on the transaction in Canada provided the parties make an election not to pay the GST because of a "sale of business" exemption by jointly filing Form GST 44E. Purchaser and Seller shall each use its reasonable best efforts to remit the required PST and file Form GST 44E on or before the Filing Deadline. In the event either party fails to remit the required PST and/or file Form GST 44E on or before the Filing Deadline, such party shall be liable for any and all interest and/or penalties imposed as a result of such failure.

2.       MISCELLANEOUS.
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         2.1      The Agreement is incorporated herein by this reference.

         2.2 The Purchaser hereby acknowledges receipt of the Amended and Restated Disclosure Schedules attached hereto; provided, however, that such acknowledgment shall not be deemed a waiver by Purchaser of any breach by Seller of its representations and warranties contained in the Agreement and related Schedules as of August 31, 1998.

         2.3 Except as otherwise set forth herein, the Agreement shall remain in full force and effect and the parties shall have all the rights and remedies provided thereunder.

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         2.4      The provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective executors, heirs, personal representatives, successors and assigns.

         2.5 This Amendment may be executed and delivered in several counterparts with the intention that all such counterparts, when taken together, shall constitute one and the same instrument.

         2.6 One or more counterparts of this Amendment may be delivered by facsimile, with the intention that delivery by such means shall have the same effect as delivery of an original counterpart thereof.

         2.7 The section headings contained in this Amendment are for convenience of reference only and in no way shall modify any of the terms or provisions hereof or of the Agreement.

         2.8 Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Agreement.

         IN WITNESS WHEREOF, the parties hereto have entered into this Amendment as of the day and year first above written.

BINKS SAMES CORPORATION                      ILLINOIS TOOL WORKS INC.

By:/s/ Jeffrey W. Lemajeur                   By:/s/ David B. Speer
   -------------------------------           -----------------------------------
      Jeffrey W. Lemajeur                    Its: Executive Vice President
      Chief Financial Officer




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